UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On June 14, 2017, the Board of Directors (the "Board") of Christopher & Banks Corporation (the "Company") approved an updated form of indemnification agreement (the "Indemnification Agreement") to be entered into by the Company with each of its directors and with certain of its officers. The Indemnification Agreement, among other things, requires the Company to indemnify each director and officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorney's fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding arising out of the person's services as a director, executive officer or other fiduciary of the Company or any of its subsidiaries. The Indemnification Agreement also would replace the existing indemnification agreements between the Company and each of its directors and certain of its officers.

The foregoing summary of the Indemnification Agreement is not complete and is subject to, and qualified in its entirety, by the form of Indemnification Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Stockholders (the "Annual Meeting") of the Company was held on June 14, 2017.

(b)
There were 37,625,313 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 29,440,598 of those shares (78.24%) were represented in person or by proxy, at the Annual Meeting.

Four items of business were considered by stockholders at the Annual Meeting:

•	election of six directors to serve until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

•	an advisory vote on executive compensation as described in the Annual Meeting proxy statement (the "Say-on-Pay" vote);

•	an advisory, non-binding vote on the frequency of the advisory Say-on-Pay vote as described in the Annual Meeting proxy statement (the "Say-on-Frequency" vote); and

•
ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending February 3, 2018.

The results of the voting on the election of directors were as follows:

Nominee	Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
Jonathan Duskin	17,148,316	1,318,624	14,810	10,958,848
	92.9%	7.1%	0.04%	29.1%
Seth R. Johnson	16,446,285	2,020,655	14,810	10,958,848
	89.1%	10.9%	0.04%	29.1%
Kent A. Kleeberger	17,286,702	1,180,238	14,810	10,958,848
	93.6%	6.4%	0.04%	29.1%
William F. Sharpe, III	17,238,203	1,218,698	24,849	10,958,848
	93.4%	6.6%	0.07%	29.1%
Joel N. Waller	17,116,066	1,350,732	14,952	10,958,848
	92.7%	7.3%	0.04%	29.1%
Laura A. Weil	16,442,995	2,023,406	15,349	10,958,848
	89.0%	11.0%	0.04%	29.1%

Accordingly, each of the six nominees was elected as a director to serve until the 2018 Annual Meeting of Stockholders.

The results of the voting on the advisory "Say-on-Pay" vote were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
17,746,093	595,888	139,769	10,958,848
96.8%	3.2%	0.4%	29.1%

Accordingly, a majority of votes cast on the advisory "Say-on-Pay" vote were "FOR" approval of the executive compensation as described in the Annual Meeting proxy statement.

The results of the voting on the advisory "Say-on-Frequency" vote were as follows:

1 Year (% of Voted Shares)	2 Years (% of Voted Shares)	3 Years (% of Voted Shares)	Abstentions (% of Outstanding Shares)	Broker Non-Votes (% of Outstanding Shares)
16,966,366	70,051	1,395,117	50,216	10,958,848
92.1%	0.4%	7.5%	0.1%	29.1%

Accordingly, a majority of votes cast on the advisory "Say-on-Frequency" vote were for "ONE YEAR" as described in the Annual Meeting proxy statement.

The results of the voting on the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accounting firm for the fiscal year ending February 3, 2018 were as follows:

Votes For (% of Voted Shares)	Votes Against (% of Voted Shares)	Abstentions (% of Outstanding Shares)
28,643,840	777,819	18,939
97.4%	2.6%	0.1%

Accordingly, a majority of votes cast on the ratification of the auditors were in favor of the proposal and the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

At the Annual Meeting, an advisory vote was conducted on the frequency of future advisory votes on executive compensation. A majority of the shares were voted for holding such advisory votes on an annual basis. The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company's Board of Directors in the Annual Meeting proxy statement, that the Company will hold an advisory vote on executive compensation annually.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Form of Christopher & Banks Corporation Indemnification Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 20, 2017	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Date of Report:	Commission File No.:
June 14, 2017	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Form of Christopher & Banks Corporation Indemnification Agreement.